UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 28, 2011

MINDSPEED TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31650	01-0616769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4000 MacArthur Boulevard, East Tower
Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)
(949) 579-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 28, 2011, Mindspeed Technologies, Inc. (the “Company”) entered into a change of control employment agreement (the “Employment Agreement”), which is substantially identical to the form of agreement filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed on August 10, 2009, with Kristen M. Schmidt, the Company’s Vice President, Finance, Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer. The Employment Agreement will become effective upon a “change of control” of the Company and will provide for the continuing employment of Ms. Schmidt after the change of control on terms and conditions generally no less favorable than those in effect before the change of control, and, under certain circumstances, for payments upon termination of employment in connection with a change of control. Certain severance benefits to be paid to Ms. Schmidt under the Employment Agreement are subject to a “double trigger,” meaning that both a change of control and a termination are required. If Ms. Schmidt’s employment is terminated by the Company without “cause” or if Ms. Schmidt terminates her own employment for “good reason,” each as defined in the Employment Agreement, following a change of control, Ms. Schmidt will be entitled to severance benefits equal to two times her annual compensation, including bonus, full acceleration of equity awards and continuation of certain benefits for two years.
For purposes of the Employment Agreement, a “change of control” generally means:
•	the acquisition by any individual, entity or group of beneficial ownership of 35% or more of either the then outstanding shares of the Company’s common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors;

•	a change in the composition of a majority of the Board of Directors of the Company (the “Board”), which is not supported by the current Board;

•	a major corporate transaction, such as a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Company’s assets, which results in a change in the majority of the Board or of more than 60% of the Company’s stockholders; or

•	approval by the Company’s stockholders of the complete liquidation or dissolution of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: August 1, 2011	By:	/s/ Brandi R. Steege
Brandi R. Steege
Vice President, General Counsel and Secretary